Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated October 15, 2020
The purpose of this supplement is to provide you with changes to the current Prospectuses and Statement of Additional Information for the Fund listed below:
Invesco Global Low Volatility Equity Yield Fund
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective October 15, 2020, the following changes apply:
The following information replaces in its entirety the information in the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Tarun Gupta	Portfolio Manager	2020

Nils Huter	Portfolio Manager	2013

Robert Nakouzi	Portfolio Manager	2018

Sergey Protchenko	Portfolio Manager	2020

Daniel Tsai	Portfolio Manager	2020

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
Investment management decisions for the Fund are made by the investment management team at Invesco and Invesco Deutschland. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
■	Tarun Gupta, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2019. From 2012 to 2019, he was employed by AQR Capital Management where he served as a Managing Director and a Vice President.
■	Nils Huter, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco Deutschland and/or its affiliates since 2007.
■	Robert Nakouzi, Portfolio Manager, who has been responsible for the Fund since 2018 and has been associated with Invesco Deutschland and/or its affiliates since 2004.
■	Sergey Protchenko, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2005.
■	Daniel Tsai, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2000.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
Glen Murphy will no longer serve as Portfolio Manager of the Fund. All references to Mr. Murphy in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed.
GLVEY-SUMSTATSAI-SUP
1